EXHIBIT 99.4

                 SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASE

         This SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASE (this "Agreement") dated as of April 28, 2005 (the "Effective Date") between Mark J. Hager ("Executive") and American Campus Communities, Inc. (the "Company").

         WHEREAS, the Company and Executive have entered into an Employment Agreement dated as of August 11, 2004 (the "Employment Agreement");

         WHEREAS, the Company and Executive have entered into a Confidentiality and Noncompetition Agreement dated as of August 11, 2004 (the "Noncompete Agreement");

         WHEREAS, the Company and Executive have entered into an Indemnification Agreement dated as of August 17, 2004 (the "Indemnification Agreement");

         WHEREAS, Executive shall resign as an officer and director of the Company and all of its affiliates as of May 16, 2005 (the "Officer Resignation Date") and Executive shall resign as an employee of the Company and all of its affiliates effective as of June 30, 2005 (the "Termination Date");

         WHEREAS, the parties agree that Executive's resignation from employment with the Company and all of its affiliates is the result of a mutual agreement between Executive and the Company; and

         WHEREAS, Executive and the Company have agreed to provide each other with a general release of claims as contained herein.

         NOW, THEREFORE, Executive and the Company agree to enter into this Agreement setting forth their respective obligations related to Executive's separation as follows:

          1. Separation of Employment. Effective as of the Officer Resignation Date, Executive will resign as an officer, director, manager or similar functionary of all entities related to the Company and as a member of any committee relating to the Company, and effective as of June 30, 2005, Executive will resign as an employee of the Company and all entities related to the Company. From the Effective Date until the Termination Date, Executive will continue to receive from the Company the salary and benefits he was entitled to receive as of the Effective Date, including without limitation any dividends or other payments that may be due to him as a result of his ownership of any PIUs or any restricted shares of the Company's common stock. From the Officer Resignation Date until the Termination Date, (i) Executive shall, as requested by the Company's chief executive officer, provide assistance to the Company in completing a transition of his duties, and (ii) may use a reasonable portion of his business time, attention, skill and best efforts for personal matters unrelated to Company business. The parties acknowledge and agree that, unless expressly provided for herein, their obligations to each other under the Employment Agreement shall cease as of the Termination Date.



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          2. Special Compensation and Benefits. In consideration for the promises, covenants, agreements and releases set forth herein, the Company agrees to provide Executive with the following compensation and benefits ("Special Compensation and Benefits"):

                    (a) Within five business days of the Termination Date, the Company will pay to Executive (i) all accrued and unpaid Base Salary, (ii) any earned but unpaid holiday, vacation or paid time off and (iii) any expenses incurred in accordance with Section 7 of the Employment Agreement that remain unpaid or unreimbursed as of the Termination Date (in accordance with the Company's current reimbursement policy);

                    (b) The Company will pay to Executive an aggregate of $350,000 in 12 equal monthly installments commencing on July 15, 2005, with the remaining payments to be made on the 15th of each month thereafter (or, if such date is not a business day, the following business day) until the total amount has been paid. Executive may, at his option, elect to take any or all of the remaining payments due pursuant to this provision as a lump sum payment, payable within 30 days of Executive's election to take a lump sum and discounted by 4% to reflect the present value of such lump sum;

                    (c) The Company will pay to Executive an amount equal to the difference between the amount paid by Executive for health insurance coverage under the Company's health benefit plan immediately prior to the Termination Date and the cost of either (i) continuation coverage under COBRA or (ii) upon the expiration of Executive's COBRA rights, the cost of other continuation coverage providing a comparable level of benefits, payable on a monthly basis for the period ending on the second anniversary of the Termination Date; provided that if prior to the second anniversary of the Termination Date, Executive is eligible to receive health insurance benefits from a subsequent employer, payments under this Section 2(c) shall cease as of the date Executive becomes eligible;

                    (d) Executive shall retain his 12,100 PIUs, all of which are vested. Executive acknowledges and agrees that Executive shall, as of the Termination Date, forfeit any and all portions of any award, unvested as of the Termination Date, made to Executive by the Company or its affiliates under or pursuant to any retirement, pension, profit sharing, long-term incentive, equity or similar plan, including but not limited to the Outperformance Bonus Program and the Plan; and

                    (e) The Company shall, within 30 days of the execution of this Agreement, reimburse Executive for reasonable attorneys' fees incurred by Executive in the review and analysis of this Agreement.

          3. General Release by Executive. In return for the Special Compensation and Benefits referenced in this Agreement, as well as the mutual promises, covenants, agreements and releases set forth herein, Executive agrees to the following:

                    (a) Except as set forth in Section 3(c), Executive agrees, on behalf of himself and anyone claiming through him or on his behalf, to release the Company and all of its subsidiaries, affiliates, predecessors and successors, and all of their present or former officers, directors, managers,


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representatives, employees, agents, employee benefit programs, and the trustees, administrators, fiduciaries and insurers of such programs (collectively, the "Company Released Parties"), from any and all claims for relief of any kind, whether known to Executive or unknown, which in any way arise out of or relate to Executive's employment at the Company or any of the other Company Released Parties, the resignation of his employment at the Company or any of the other Company Released Parties, any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, and concerning events occurring at any time up to the Termination Date, including, but not limited to, any and all claims of discrimination of any kind, and any contractual, tort or other common law claims. This release includes all such claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, compensation, deferred compensation, equity interest, any tort claims, any and all claims under any applicable federal laws, including, but not limited to, the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, 42 U.S.C. ss. 1981, the Americans with Disabilities Act, as amended, the Equal Pay Act, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement
Income Security Act of 1974, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, as amended, the Sarbanes-Oxley Act, or under any applicable state or local laws or ordinances or any other legal restrictions on the Company's rights, including the Texas Commission on Human Rights Act and Section 451 of the Texas Labor Code.

                    (b) Except as set forth in Section 3(c), Executive further agrees not to file a suit of any kind against the Company or any of the other Company Released Parties relating to any of the claims or causes of action released by this Agreement. Even if a court rules that Executive may file a lawsuit against the Company or any of the other Company Released Parties arising any of the claims or causes of action released by this Agreement, Executive agrees not to accept any money damages or any other relief in connection with any such lawsuit. Executive understands that this Agreement effectively waives any right he might have to sue the Company or any of the other Company Released Parties for any of the claims or causes of action released by this Agreement, except as set forth in Section 3(c).

                    (c) Notwithstanding the generality of the foregoing, nothing contained herein shall release the Company or the other Company Released Parties from any claim relating to (i) any breach by the Company of this Agreement, (ii) Executive's rights, if any, to COBRA benefits under the Company's standard benefit programs applicable to Executive, (iii) Executive's rights to vested equity interests or PIUs, vested 401(k) or pension monies under any applicable Company benefit plan, or (iv) Executive's rights to indemnification under the Indemnification Agreement, the Company's articles of incorporation or bylaws, or any applicable statute.

          4. General Release by the Company. In return for the mutual promises, covenants, agreements and releases set forth herein, the Company agrees to the following:

                    (a) Except as set forth in Section 4(c), the Company agrees, on behalf of itself and all of its parent companies, subsidiaries, affiliates, predecessors and successors, to release Executive and his heirs or personal representatives (collectively the "Executive Released Parties"), from any and all claims for relief of any kind, whether known to it or unknown, which in any way arise out of or relate to Executive's employment at the Company any of the other Company Released Parties, the resignation of Executive's employment at the Company or any of the other Company Released Parties, or any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, and concerning events occurring at any time up to the Termination Date.


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                    (b) Except as set forth in the last paragraph of this
Section 4, the Company further agrees not to file a suit of any kind against Executive or any of the other Executive Released Parties relating to any of the claims or causes of action released by this Agreement. Even if a court rules that the Company may file a lawsuit against Executive or any of the other Executive Released Parties arising from any of the claims or causes of action released by this Agreement, the Company agrees not to accept any money damages or any other relief in connection with any such lawsuit. The Company understands that this Agreement effectively waives any right it might have to sue Executive or any of the other Executive Released Parties for any of the claims or causes of action released by this Agreement, except as set forth in Section 4(c).

                    (c) Notwithstanding the generality of the foregoing, nothing contained herein shall release the Executive or the other Executive Released Parties from any claim relating to (i) any breach by Executive of this Agreement, (ii) any breach by Executive of his continuing obligations under the Noncompete Agreement, as expressly set forth in Section 5(b) of this Agreement, or (iii) Executive's fraud, willful misconduct, gross negligence or illegal act.

          5. Restrictive Covenants and Miscellaneous Provisions.

                    (a) Executive confirms that, while he understands that he has had such an obligation since he began his employment with the Company or any of the other Company Released Parties, he shall not disclose any of the trade secrets or other Confidential Information (as defined in the Noncompete Agreement) of the Company or any of the other Company Released Parties and shall not make use of such trade secrets or Confidential Information in any fashion at any time, including in any future employment.

                    (b) Executive agrees that for one year following the Termination Date, Executive will comply with the provisions of Sections 4 (Non-Competition) and 5 (Non-Solicitation; Non-Interference) of the Noncompete Agreement. Executive acknowledges and agrees that he will, at all times following the Termination Date, comply with all other post-employment obligations contained in the Noncompete Agreement. Notwithstanding the foregoing, Executive shall not be prohibited from soliciting, recruiting or hiring Debbie Elliot.

                    (c) Executive understands and agrees that the Company shall have the right to and may sue him for breach of contract if he violates the provisions of the Noncompete Agreement or this Agreement. Executive further acknowledges that but for his agreements to comply with this Agreement and the Noncompete Agreement, the Company would not provide him with the Special Compensation and Benefits set forth in Section 2.


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                    (d) Executive agrees that on or before the Termination Date he will return to the Company all of the Company's property in his possession, including, but not limited to, company files, work product, computer equipment, computer software, cell phones, pagers, corporate credit cards, identification cards, manuals, company documents and company keys.

                    (e) This Agreement does not constitute an admission of any kind by the Company or by Executive.

                    (f) Executive agrees not to make any statements that disparage the reputation of the Company or any of the other Company Released Parties, or their properties or services. Executive agrees that any breach or violation of this non-disparagement provision shall entitle the Company to sue him on this Agreement for the immediate recovery of any damages caused by such breach.

                    (g) The Company agrees not to make any statements that disparage the reputation of Executive. The Company agrees that any breach or violation of this non-disparagement provision shall entitle Executive to sue the Company on this Agreement for the immediate recovery of any damages caused by such breach.

                    (h) All payments and benefits under this Agreement are gross amounts and will be subject to taxes and lawful deductions, if any.

                    (i) The venue for the litigation of any dispute arising out of this Agreement shall be a court of competent jurisdiction in Travis County, Texas. If either party files a lawsuit in state court arising out of this Agreement, the other party may remove the lawsuit to federal court to the extent jurisdiction exists. Texas law shall govern the interpretation and enforcement of this Agreement

                    (j) The Company acknowledges and agrees that nothing in this Agreement shall be modify Executive's rights or the Company's obligations under the Indemnification Agreement, including without limitation the Company's obligation to use reasonable best efforts to acquire directors and officers liability insurance covering Executive or any claim made against Executive for his service as an officer or director of the Company.

                    (k) Capitalized terms used herein and not otherwise defined shall the meanings assigned to such terms in the Employment Agreement.

                    (l) Executive is entering into this Agreement freely and voluntarily. Executive has carefully read and understand all of the provisions of this Agreement. Executive understands that it sets forth the entire agreement between him and Company and Executive represent that no other statements, promises, or commitments of any kind, written or oral, have been made to him by the Company, or any of its agents, to cause him to accept it. Executive acknowledges that he has been advised to consult legal counsel concerning this Agreement prior to signing the Agreement, and that he has had sufficient opportunity to do so. Executive understands that he may have up to 21 days from

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the date of this Agreement to consider this Agreement. Executive understand that if he signs this Agreement, he will then have seven days to cancel it if he so chooses. Executive may cancel this Agreement by delivering a written notice of cancellation to William C. Bayless Jr. at American Campus Communities, Inc., 805 Las Cimas Pkwy., Suite 400, Austin, TX 78746. However, if Executive elects to cancel this Agreement, he understands that he will not be entitled to any of the benefits, compensation, or other consideration referenced in this Agreement. Executive realizes this Agreement is not effective or enforceable until the seven-day period expires without revocation. Executive understands that this Agreement will not become effective until the eighth day after he signs the Agreement without revocation. Executive understands that the Company will have no duty to pay Executive or provide him with the compensation and benefits listed in Section 2 until the eighth day after he signs the Agreement without revocation.




                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.



                                 AMERICAN CAMPUS COMMUNITIES, INC.



                                 Date: April 28, 2005 By:


                                 /s/ William C. Bayless, Jr.
                                 -----------------------------------------
                                 William C. Bayless, Jr.
                                 President and Chief Executive Officer


                                 EXECUTIVE


                                 Date: April 28, 2005 /s/ Mark J. Hager
                                 -----------------------------------------
                                 Mark J. Hager






           [Signature page to Separation Agreement and Mutual Release]




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